Others, Net	12 Months Ended
Dec. 31, 2023
Others, Net [Abstract]
Others, Net
15. Others, Net

	For the year ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Government grants	42,202	87,468	32,786
Foreign exchange (losses)/gains	(5,005)	4,051	3,108
Fair value changes of short-term investments	28,810	2,477	1,049
Impairment of long-term investments	(7,000)	(10,300)	(43,740)
Donation	(9,801)	(5,450)	(914)
VAT exemption due to the COVID-19 (Note 10)	(5,353)	—	—
Loss from lease termination	(2,809)	(1,168)	(551)
Remeasured loss from previously held interest (Note 5)	(2,456)	—	—
Others	(1,915)	4,367	(3,316)

Total	36,673	81,445	(11,578)

Government grants mainly refers to the input VAT super-credit. Pursuant to the China’s VAT reform, from April 1, 2019 to December 31, 2022, general tax payers engaged in providing production and daily life services, are allowed to claim an additional 10%
or
15% super-credit on their input VAT (with the 15% rate applicable from October 1, 2019), and from January 1, 2023 to December 31, 2023, general tax payers engaged in providing production and daily life services, are allowed to claim an additional 5%
or
10% super-credit on their input VAT.
The Group recognized impairment losses on long-term investments of RMB7,000, RMB10,300 and RMB43,740 for the years ended December 31, 2021, 2022 and 2023, respectively, due to unsatisfied financial performance of certain investees, which engaged in education or technical support services, with no obvious upturn or potential financial solutions in the foreseeable future.